                                                                      Exhibit 21

                           PHILIP SERVICES CORPORATION

The subsidiaries (defined as companies that are at least fifty percent directly or indirectly owned) of Philip Services Corporation as of December 31, 2002 are list below.

U.S. SUBSIDIARY NAME                                                                     STATE OF INCORPORATION
--------------------                                                                     ----------------------
21st Century Environmental Management Inc. of Nevada                                     Nevada

21st Century Environmental Management Inc. of Rhode Island                               Rhode Island

Ace/Allwaste Environmental Services of Indiana, Inc.                                     Illinois

Alltift, Inc.                                                                            New York

Allwaste Tank Cleaning, Inc.                                                             Georgia

Allworth, Inc.                                                                           Alabama

American Industrial Assurance Corporation                                                South Carolina

Burlington Environmental, Inc.                                                           Washington

Cappco Tubular Products USA, Inc.                                                        Georgia

Chem-Freight, Inc.                                                                       Ohio

Chemical Pollution Control, Inc. of Florida - A 21st Century
  Environmental Management Company                                                       Florida

Chemical Pollution Control, Inc. of New York - A 21st Century
  Environmental Management Company                                                       New York

Chemical Reclamation Services, Inc.                                                      Texas

Cousins Waste Control Corporation                                                        Ohio

CyanoKEM, Inc.                                                                           Michigan

D&L, Inc.                                                                                Pennsylvania

Delta Maintenance, Inc.                                                                  Louisiana


International Catalyst, Inc.                                                             Nevada

Jesco Industrial Services, Inc.                                                          Kentucky

Luntz Acquisition (Delaware) Corporation                                                 Delaware

Nortru, Inc.                                                                             Michigan

Northland Environmental, Inc.                                                            Delaware

Philip Environmental Services Corporation                                                Missouri

Philip Metals (New York), Inc.                                                           New York

Philip Reclamation Services, Houston, Inc.                                               Texas

Philip Services (Delaware), L.L.C.                                                       Delaware

Philip Services (Phencorp) L.L.C.                                                        Delaware

Philip Services Cecatur Holdings LLC                                                     Delaware

Philip Services Cecatur Inc.                                                             Delaware

Philip Services Phencorp International, Inc.                                             Delaware

Philip Services/North Central, Inc.                                                      Iowa

Philip Transportation and Remediation, Inc.                                              California

PSC Environmental Services, Inc.                                                         Delaware

PSC Industrial Outsourcing, Inc.                                                         Delaware

PSC Industrial Services, Inc.                                                            Delaware

PSC Metals, Inc.                                                                         Ohio

PSC Recovery Systems, Inc.                                                               Georgia

Republic Environmental Recycling (New Jersey), Inc.                                      New Jersey

Republic Environmental Systems (Pennsylvania), Inc.                                      Pennsylvania

Republic Environmental Systems (Technical Services Group), Inc.                          New Jersey


Republic Environmental Systems (Transportation Group), Inc.                              Pennsylvania

Resource Recovery Corporation                                                            Washington

Rho-Chem Corporation                                                                     California

RMF Global, Inc.                                                                         Ohio

RMF Industrial Contracting, Inc.                                                         Michigan

Serv-Tech EPC, Inc.                                                                      Nevada

Serv-Tech EPC Subsidiary, Inc.                                                           Louisiana

Solvent Recovery Corporation                                                             Missouri

Sparrows Point Scrap Processing L.L.C.                                                   Delaware

ThermalKEM, Inc.                                                                         Delaware

Total Refractory Systems, Inc.                                                           Nevada

CANADIAN SUBSIDIARY NAME                                                                 JURISDICTION
------------------------                                                                 ------------
1242204 Ontario, Inc.                                                                    Ontario

Allies Staffing Ltd.                                                                     Ontario

Cecatur Holdings                                                                         Ireland

Delsan A.I.M. Environmental Services Inc./Les
  Services Environmenteaux Delsan A.I.M. Inc.                                            Canada

Nortru Ltd.                                                                              Ontario

Phencorp International Finance Inc.                                                      Ireland

Philip Analytical Services, Inc.                                                         Ontario

Philip Investment Corp.                                                                  Ontario

Philip Services Inc.                                                                     Ontario

OTHER SUBSIDIARY NAME                                                                    JURISDICTION
---------------------                                                                    ------------
Allwaste Servicios Industrial de Control Ecologico S.A. de C.V.                          Mexico

Allwaste Tank Services S.A. de C.V.                                                      Mexico

Arc Dust Processing (Barbados) Limited                                                   Barbados

Caligo de Mexico S.A. de C.V.                                                            Mexico

Dotspec Ltd.                                                                             United Kingdom

PSC (Europe) Limited                                                                     United Kingdom

PSC Industriedienstleistungs Gmbh                                                        Austria

Petrochem Field Services de Venezuela, S.A.                                              Venezuela

Phencorp International B.V.                                                              Netherlands

Phencorp Reinsurance Company, Inc.                                                       Barbados

Philip International Development Inc.                                                    Barbados

Philip Services (Europe) Limited                                                         United Kingdom

Philip Services Industrials do Brazil Ltda.                                              Brazil

Philip Services (UK) Limited                                                             United Kingdom

Refinery Maintenance International Limited                                               United Kingdom

Serv-Tech Sudamericana, S.A.                                                             Venezuela

Serv-Tech of New Mexico S. der R.L. de C.V.                                              Mexico

Sessa, S.A. de C.V.                                                                      Mexico